SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT




            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


             Date of Report  - April 25, 2003
             ------------------------------------
               (Date of Earliest Event Reported)



               Carpenter Technology Corporation
               --------------------------------
     (Exact Name of Registrant as specified in its charter)



       Delaware                 1-5828             23-0458500
     -------------            ----------           ----------
(State of Incorporation) (Commission File No.)   (IRS Employer
                                                    I.D. No.)


   1047 North Park Road, Wyomissing, Pennsylvania, 19610-1339
   ----------------------------------------------------------
           (Address of principal executive offices)


Registrant's telephone number, including area code:  (610) 208-2000




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Item 5.  Other Events.
         ------------

a. In a press release on April 25, 2003, Carpenter Technology Corporation announced that Robert J. Torcolini, president, chief operating officer (COO) and a director of Carpenter, will become chairman, president and chief executive officer on July 1, 2003.

Dennis M. Draeger, Carpenter's current chairman and chief executive officer, has decided to retire effective June 30, 2003.

The foregoing summary is qualified in its entirety by reference to the press release attached hereto as Exhibit 99a, which is incorporated by reference herein.

b. In a press release on April 25, 2003, Carpenter Technology Corporation announced that, at its meeting on April 24, 2003, its Board of Directors declared a quarterly cash dividend of $.0825 per share of common stock, payable June 5, 2003, to shareholders of record on May 6, 2003

The foregoing summary is qualified in its entirety by reference to the press release attached hereto as Exhibit 99b, which is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.


     (a) and (b) None.

     (c) Exhibit:

    Exhibit 99a. Press Release dated April 25, 2003 - Chairman, President and CEO Exhibit 99b. Press Release dated April 25, 2003



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                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  April 25, 2003           CARPENTER TECHNOLOGY CORPORATION
                                (Registrant)




                                By: /s/David A. Christiansen
                                   --------------------------
                                   David A. Christiansen
                                   Vice President, General
                                   Counsel and Secretary

                       EXHIBIT INDEX

Exhibit               Description

99a.           Press release dated April 25, 2003 - Chairman, President and CEO
99b.           Press release dated April 25, 2003 - Dividend


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